SECURITIES AND EXCHANGE COMMISSION
                                    FORM 8-K
                                 Current Report


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchanges Act of 1934




                        Date of Report: December 2, 1997




                       Teleport Communications Group Inc.
             (Exact Name of Registrant as specified in its Charter)




Delaware                         0-20913                  13-3173139
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(State or Other         (Commission File Number)        (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)



437 Ridge Road, Executive Building 3, Dayton, New Jersey       08810
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's Telephone Number, Including Area Code        (732) 392-2000

Item 5. Other Events

TELEPORT COMMUNICATIONS GROUP INC. (TCG) TO ACQUIRE THE ASSETS OF KANSAS CITY FIBER NETWORK, L.P.; EXPAND INTO KANSAS CITY, THE 28TH LARGEST MAJOR METROPOLITAN MARKET

Teleport Communications Group Inc. (Nasdaq/NM:TCGI) announced today that it will acquire the assets and customer base of Kansas City Fiber Network, L.P. (KC FiberNet), a leading competitive local exchange carrier in the Kansas City metropolitan area owned by Tele-Communications Inc. ("TCI") and Time Warner Communications.

With the additional facilities and customers from KC FiberNet, TCG's national footprint will total 66 major markets, and will include 29 of the top 30 markets.

"We are extremely pleased that the acquisition of the Kansas City facilities will give us an immediate presence in a key business market," said Bob Annunziata, Chairman, President and CEO of TCG. "This acquisition also helps fulfill our strategic goal to be in the top 30 domestic markets."

KC FiberNet currently operates a fiber optic network over 580 route miles in Kansas and Missouri which connects to more than 200 on-net buildings.

According to Annunziata, "We are constantly evaluating build versus buy decisions for TCG's networks. This acquisition was a natural choice for TCG since it allows us to quickly enter into a new market. TCG immediately adds more than 200 on-net buildings as well as customers with revenues which are currently EBITDA positive. We expect this acquisition to be immediately accretive to TCG."

This acquisition is subject to approval from regulatory authorities.

TCG  is  the  nation's  first  and  largest   provider  of   competitive   local
telecommunications services, using both fiber-optic and broadband wireless services, for information intensive businesses in 58 major markets, upon the closing of this acquisition. With the completion of eight new markets, TCG will serve 66 major markets with an array of advanced voice, data, video and Internet services. Visit TCG on the World Wide Web at: www.tcg.com.

Certain of the matters discussed in this report may be forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934. The acquisition and integration of KC FiberNet is subject to inherent uncertainties outside TCG's control, and there can be no assurance that KC FiberNet will perform in accordance with past results or expectations. Factors that could adversely effect TCG's integration and operation of KC FiberNet include certain considerations discussed under the caption "Risk Factors" in TCG's Registration Statement on Form S-3 (File No. 333-37597).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.


                                          TELEPORT COMMUNICATIONS GROUP INC.




Dated: December 10, 1997                  By:   /s/ Maria Terranova-Evans
                                                -------------------------


                                    Name:       Maria Terranova-Evans
                                    Title:      Vice President and Controller